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EXHIBIT 10.3

                            [JAY PAUL COMPANY LOGO]


                                February 4, 2002


Mary Doyle
General Magic, Inc.
420 North Mary Avenue
Sunnyvale, CA 94088

        Re: Tarigo-Paul Lease to General Magic, Inc. for Premises at 420 North Mary Avenue, Sunnyvale, California
                --------------------------------------------------------

Dear Mary:

        As additional consideration for the execution, on or before February 19, 2002, of the Lease, the terms of which are currently under negotiation by Tarigo Paul and General Magic, Tarigo-Paul hereby agrees to waive payment of Base Rent under the existing Lease for March, April, May and June and will also refund (within 10 days after Lease execution) February Base Rent, for a net benefit to General Magic in the sum of $186,102.00.


                                                Jay Paul Company,

                                                By:  /s/ Jay Paul
                                                   ----------------------
                                                     Jay Paul,
                                                     Managing Partner

cc:     Janette Sammartino
        Thomas G. Perkins, Esq.